NOTE 24. Age analysis of overdue receivables (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Less: allowance for credit losses	$ 12,337	$ 5,544	$ 1,745
Total	267,908	468,915
Nonperforming Financing Receivable
Less than 90 days	19,103	16,116
Over 90 days	22,869	8,162
Financing Receivable, Recorded Investment, Past Due	41,972	24,278
Less: allowance for credit losses	(12,041)	(4,830)
Total	$ 29,931	$ 19,448